LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT E
The American Legacy®

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H
American Legacy® II, American Legacy® III
American Legacy® III C Share, American Legacy® III View
American Legacy® III Plus

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H
American Legacy® III, American Legacy® III C Share
American Legacy® III View, American Legacy® III Plus

Supplement dated May 16, 2017 to the May 1, 2017 Prospectus

This Supplement provides clarification regarding certain provisions outlined in the Investment Requirements section of your May 1, 2017 individual variable annuity prospectus. All other provisions not discussed herein continue to apply.  This Supplement is for clarification only and requires no action on your part.

The Contracts - Investment Requirements – Investment Requirements for other Living Benefit Riders purchased on or after October 3, 2016. The final two paragraphs of this section that discuss alternatives to Investment Requirements are not applicable to your contract.

Please retain this Supplement for future reference.